WRL FREEDOM PREMIER® III VARIABLE ANNUITY
Issued through
Transamerica Life Insurance Company
Separate Account VA U
Updating Summary Prospectus
May 1, 2024
This Updating Summary Prospectus summarizes certain key features of the WRL Freedom Premier® III Variable Annuity variable annuity Policy (“the Policy”). The Updating Summary Prospectus also provides a summary of Policy features that have changed.
The prospectus for the Policy contains more information about the Policy, including its features, benefits, and risks. You can find the prospectus and other information about the Policy online at Transamerica.com. You can also obtain this information at no cost by calling (800)851-9777, or You can also request this information from Your registered representative.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
You do have the option of continuing to receive paper copies of all future shareholder reports free of charge. If You’d like this option, give us a call at (800)851-9777, Monday through Thursday 8 - 6:30, or Friday 8 - 5:30 ET.
Your election to receive reports in paper will apply to all Portfolio Companies available under Your Policy.

ii

special TERMS
Administrative Office - Transamerica Life Insurance Company, Attention: Customer Care Group, 6400 C Street SW, Cedar Rapids, IA 52499, (800)851-9777. All premium payments, loan repayments, correspondence and notices should be sent to this address.
Annuitant - The person on whose life any annuity payments involving life contingencies will be based.
Annuity Commencement Date - The date upon which annuity payments are to commence. This date may not be later than the last day of the Policy month following the month in which the Annuitant attains age 99 (earlier if required by state law).
Fixed Account - One or more Investment Options under the Policy that are part of our general assets and are not in the Separate Account.
Investment Option(s) - The Subaccounts and the Fixed Account.
Owner (You, Your) - The person who may exercise all rights and privileges under the Policy.
Policy - The WRL Freedom Premier® III Variable Annuity, an individual deferred, flexible premium variable annuity. Also referred to as the contract.
Policy Date - The date shown on the contract schedule attached to the Policy and the date on which the Policy becomes effective.
Policy Value - On or before the Annuity Commencement Date, the Policy Value is equal to the Owner's:
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premium payments; minus
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gross withdrawals (withdrawals plus or minus Excess Interest Adjustment plus the surrender charge on the portion of the requested withdrawal that is subject to the surrender charge plus taxes (on the withdrawal)); plus
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interest credited in the Fixed Account; plus
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accumulated gains in the Separate Account; minus
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accumulated losses in the Separate Account; minus
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service charges, rider fees, premium taxes, transfer fees, and other charges (including those imposed upon termination), if any.
Policy Year - A Policy Year begins on the Policy Date and on each anniversary thereafter.
Portfolio Company(ies) - The investment company(ies) made available as Investment Options under the Policy. Also referred to as underlying fund portfolios.
Separate Account Value - The portion of the Policy Value that is invested in the Separate Account.
Separate Account - Separate Account VA U, Separate Accounts established and registered as unit investment trusts under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.
Subaccount - A subdivision within the Separate Account, the assets of which are invested in a specified Underlying Fund Portfolio.

summary of policy features that have changed
The information in this Updating Summary Prospectus is a summary of certain Policy features that have changed since the last current Prospectus. This may not reflect all of the changes that have occurred since You entered into Your Policy.
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For changes in the names of certain portfolios and/or Advisers/Subadvisors please refer to the Appendix - Portfolio Companies Available Under the Policy.
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For updated portfolio expense information please refer to Important Information You Should Consider About This Policy and the Appendix - Portfolio Companies Available Under the Policy.
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For updated portfolio performance information please refer to the Appendix - Portfolio Companies Available Under the Policy.

important INFORMATION you should consider about the policy
	FEES AND EXPENSES	Location in Prospectus
Charges for Early Withdrawal
If You withdraw money during a specified number of years following each premium payment being withdrawn, You may be assessed a surrender charge. The surrender charge is assessed for 8 years with a maximum of
8.5%.For example, if You make an early withdrawal, You could pay a surrender charge on a $100,000 investment of up to $8,500.
Annuity Policy Fee Tables and Expense Examples Transaction Expenses – Surrender Charge Access to Your Money Surrenders
Transaction Charges
In addition to surrender charges, You also may be assessed a transfer fee and special services fee.
Transfer Fee. We reserve the right to charge for transfers among Investment
Options after the first 12 transfers per Policy Year. For each such additional transfer, we may impose a transfer fee of $10. Currently, we do not charge a transfer fee, but reserve the right to do so.
Special Service Fee. We reserve the right to deduct a $50 charge for special services, including overnight delivery, duplicate policies, handling insufficient checks on new business, duplicate Form 1099 and Form 5498 tax forms, check copies, printing and mailing previously submitted forms, and asset verification requests from mortgage companies.
Annuity Policy Fee Tables and Expense Examples Expenses – Transaction Expenses

	FEES AND EXPENSES			Location in Prospectus
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that You may pay each year, depending on the options You choose. Please refer to Your Policy specifications page for information about the specific fees You will pay each year based on the options You have elected.
Annuity Policy Fee Tables and Expense Examples Base Contract Expenses Appendix – Portfolio Companies Available Under the Policy
	Annual Fee	Minimum	Maximum
	Base Policy[1]	1.25%	3.25%
	Portfolio Company (fund fees and expenses)[2]	0.35%	2.94%
	Optional Benefit Expenses (if elected)	0.05%[1]	2.40%[3]
1 As a percentage of average Separate Account Value.
2 As a percentage of Portfolio Company assets.
3 As a percentage of the withdrawal base.
Because Your Policy is customizable, the choices You make affect how much You will pay. To help You understand the cost of owning Your
Policy, the following table shows the lowest and highest cost You could pay each year based on current charges. This estimate assumes that You do not take withdrawals from the Policy, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost $1,658	Highest Annual Cost $6,733
	Assumes:	Assumes:
•Investment of $100,000 •5% annual appreciation •Least expensive Portfolio Company fees and expenses •No optional benefits •No sales charges •No additional purchase payments, transfers, or withdrawals
•Investment of $100,000
•5% annual appreciation
•Most expensive combination
of optional benefits and
Portfolio Company fees and
expenses
•No sales charges
•No additional purchase
payments, transfers, or
withdrawals

	RISKS			Location in Prospectus
Risk of Loss	You can lose money by investing in this Policy.			Principal Risks of Investing in the Policy
Not a Short-Term Investment
This Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
Surrender charges may apply for several years under the Policy. Surrender charges will reduce the value of Your Policy if You withdraw money during that time.
The benefits of tax deferral and living benefit protection also means the
Policy is more beneficial to investors with a long-term time horizon.
Principal Risks of Investing in the Policy Transaction Expenses - Surrender Charges Tax Information

	RISKS	Location in Prospectus
Risks Associated with Investment Options
•An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the
Investment Options available under the Policy.
•Each Investment Option, including the Fixed Account, has its own unique risks.
•You should review the prospectuses for the available Portfolio
Companies before making an investment decision.
Principal Risks of Investing in the Policy Investment Options Appendix: Portfolio Companies Available Under the Policy
Insurance Company Risks
Any obligations (including under the Fixed Account), guarantees, and benefits under the Policy are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to You. More information about Transamerica Life Insurance Company, including our financial strength ratings, is available by visiting
transamerica.com or by calling toll-free (800)851-9777.
Principal Risks of Investing in the Policy Transamerica Life Insurance Company Financial Condition
	RESTRICTIONS	Location in Prospectus
Investments
•We reserve the right to impose a charge for transfers in excess of 12 transfers per Policy Year.
•We reserve the right to limit transfers in circumstances of large or frequent transfers.
•The Fixed Account option may not be available for investment depending on when You applied for Your Policy and when it was issued.
•We reserve the right to remove or substitute the Portfolio Companies that are available as Investment Options under the Policy.
Expenses – Transaction Expenses Investment Option – Transfers Market Timing and Disruptive Trading
Optional Benefits
•Certain optional benefits limit or restrict the Investment Options that
You may select under the Policy. We reserve the right to change these restrictions in the future.
•Withdrawals that exceed limits specified by the terms of an optional benefit may reduce the value of an optional benefit by an amount greater than the value withdrawn, which could significantly reduce the value or even terminate the benefit.
•We reserve the right to stop offering an optional benefit at any time for new sales, which includes sales to the Owners who may want to purchase the benefit after they purchase the Policy.
•In some cases, a benefit may not be available through all financial intermediaries or all states. For more information on the options available for electing a benefit, please contact Your financial intermediary or our Administrative Office.
Investment Restrictions Benefits Available Under the Policy Optional Benefit Riders

	TAXES	Location in Prospectus
Tax Implications
•Consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.
•If You purchase the Policy as an individual retirement account or through a tax qualified plan, You do not get any additional tax benefit.
•You will generally not be taxed on increases in the value of Your Policy until they are withdrawn. Earnings on Your Policy are taxed at ordinary income tax rates when withdrawn, and You may have to pay a penalty if
You take a withdrawal before age 59 ½.
Tax Information
	CONFLICT OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this
Policy to You, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. Our affiliate, Transamerica
Capital, Inc. (“TCI”) is the principal underwriter and may share the revenue we earn on this Policy with Your investment professional’s firm. In addition, we may pay all or a portion of the cost of affiliates’ operating and other expenses. This conflict of interest may influence Your investment professional to recommend this Policy over another investment for which the investment professional is not compensated or compensated less.
Distribution of the Policies
Exchanges
If You already own an insurance Policy, some investment professionals may have a financial incentive to offer You a new Policy in place of the one You own. You should only exchange a Policy you already own if You determine, after comparing the features, fees, and risks of both policies, that it is better for You to purchase the new Policy rather than continue to own Your existing Policy.
Exchanges and/or Reinstatements

APPENDIX
PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY
The following is a list of current Portfolio Companies available under the Policy, which are subject to change as discussed in this prospectus.  Depending on the optional benefits you choose, you may not be able to invest in certain Portfolio Companies.
Certain Subaccounts may not be available in all states, at all times or through all financial intermediaries. We may discontinue offering any Subaccount at any time. In some cases, a Subaccount not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a Subaccount, please contact Your financial intermediary or our Administrative Office.
More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at http://dfinview.com/Transamerica/TAHD/89358T214?site=VAVUL. You can also request this information at no cost by calling our Administrative Office at (800)851-9777.
The current expenses and performance below reflects fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that Your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Returns (as of 12/31/22)
					1 year	5 years	10 years
To maximize total return consistent with the Adviser's determination of reasonable risk.	AB Balanced Hedged Allocation Portfolio - Class B Advised by: AllianceBernstein L.P.	0.99%	0.20%	1.19%	12.66%	5.92%	5.04%
Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.	Fidelity® VIP Index 500 Portfolio – Service Class 2 Advised by: Fidelity Management & Research Company and Geode Capital Management, LLC as subadviser	0.35%	-	0.35%	25.88%	15.27%	11.64%
Seeks to provide investment results that correspond generally to the total return of the high yield market, consistent with maintaining reasonable liquidity.	ProFund Access VP High Yield Advised by: ProFund Advisors LLC	1.72%	-	1.72%	10.43%	2.74%	2.91%
Seeks investment results, before fees and expenses, that track the performance of the ProFunds Asia 30 Index (the “Index”).	ProFund VP Asia 30 Advised by: ProFund Advisors LLC	1.83%	-	1.83%	4.32%	1.92%	0.66%
Seeks investment results, before fees and expenses, that track the performance of the S&P 500® (the “Index”).	ProFund VP Bull Advised by: ProFund Advisors LLC	1.75%	-	1.75%	23.74%	13.41%	9.84%
Seeks investment results, before fees and expenses, that track the performance of the S&P Communication Services Select Sector Index (the “Index”).	ProFund VP Communication Services Advised by: ProFund Advisors LLC	1.77%	-	1.77%	31.82%	7.80%	4.15%
Seeks investment results, before fees and expenses, that track the performance of the S&P Consumer Discretionary Select Sector Index (the “Index”).	ProFund VP Consumer Discretionary Advised by: ProFund Advisors LLC	1.77%	-	1.77%	32.05%	9.78%	8.82%
Seeks investment results, before fees and expenses, that track the performance of the S&P Emerging Markets 50 ADR Index (USD) (the “Index”).	ProFund VP Emerging Markets Advised by: ProFund Advisors LLC	1.81%	-	1.81%	15.31%	4.52%	2.24%
Seeks investment results, before fees and expenses, that track the performance of the S&P Energy Select Sector Index (the “Index”).	ProFund VP Energy Advised by: ProFund Advisors LLC	1.75%	-	1.75%	-2.49%	10.93%	0.96%

PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Returns (as of 12/31/22)
					1 year	5 years	10 years
Seeks investment results, before fees and expenses, that track the performance of the ProFunds Europe 30 Index (the “Index”).	ProFund VP Europe 30 Advised by: ProFund Advisors LLC	1.77%	-	1.77%	17.47%	7.60%	2.67%
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the basket of non-U.S. currencies included in the ICE® U.S. Dollar Index® (the “Index”).	ProFund VP Falling U.S. Dollar Advised by: ProFund Advisors LLC	2.97%	-	2.97%	3.25%	-2.38%	-3.97%
Seeks investment results, before fees and expenses, that track the performance of the S&P Financial Select Sector Index (“the Index”).	ProFund VP Financials Advised by: ProFund Advisors LLC	1.75%	-	1.75%	13.88%	9.98%	8.13%
Seeks a high level of current income consistent with liquidity and preservation of capital.	ProFund VP Government Money Market(2) Advised by: ProFund Advisors LLC	1.77%	-	1.77%	4.15%	1.19%	0.64%
Seeks investment results, before fees and expenses that track the performance of the MSCI EAFE Index (the “Index”).	ProFund VP International Advised by: ProFund Advisors LLC	1.71%	-	1.71%	15.55%	5.62%	1.71%
Seeks investment results, before fees and expenses, that track the performance of the Nikkei 225 Stock Average (the “Index”).	ProFund VP Japan Advised by: ProFund Advisors LLC	1.73%	-	1.73%	34.51%	11.86%	7.23%
Seeks investment results, before fees and expenses, that track the performance of the S&P Materials Select Sector Index (the “Index”).	ProFund VP Materials Advised by: ProFund Advisors LLC	1.77%	-	1.77%	12.38%	11.96%	6.33%
Seeks investment results, before fees and expenses, that track the performance of the S&P MidCap 400® Index (the “Index”).	ProFund VP Mid-Cap Advised by: ProFund Advisors LLC	1.74%	-	1.74%	13.83%	10.12%	6.88%
Seeks investment results, before fees and expenses, that track the performance of the Nasdaq-100® Index (the “Index”).	ProFund VP NASDAQ-100 Advised by: ProFund Advisors LLC	1.76%	-	1.76%	52.17%	20.09%	15.51%
Seeks investment results, before fees and expenses, that track the performance of the S&P Pharmaceuticals Select Industry Index (the “Index”).	ProFund VP Pharmaceuticals Advised by: ProFund Advisors LLC	1.77%	-	1.77%	-5.49%	4.83%	4.63%
Seeks investment results, before fees and expenses, that track the performance of the Dow Jones Precious MetalsSM Index (the “Index”).	ProFund VP Precious Metals Advised by: ProFund Advisors LLC	1.76%	-	1.76%	1.48%	8.30%	0.78%
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the S&P® Emerging 50 ADR Index (the “Index”).	ProFund VP Short Emerging Markets Advised by: ProFund Advisors LLC	1.75%	-	1.75%	-11.78%	-11.01%	-8.51%
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the MSCI EAFE Index (the “Index”).	ProFund VP Short International Advised by: ProFund Advisors LLC	1.72%	-	1.72%	-10.29%	-9.74%	-6.49%
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Nasdaq-100® Index (the “Index”).	ProFund VP Short NASDAQ-100 Advised by: ProFund Advisors LLC	1.78%	-	1.78%	-32.40%	-22.40%	-18.53%

PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Returns (as of 12/31/22)
					1 year	5 years	10 years
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Russell 2000® Index (the “Index”).	ProFund VP Short Small-Cap Advised by: ProFund Advisors LLC	1.81%	-	1.81%	-10.88%	-14.46%	-11.16%
Seeks investment results, before fees and expenses, that track the performance of the Russell 2000® Index (the “Index”).	ProFund VP Small-Cap Advised by: ProFund Advisors LLC	1.87%	-	1.87%	14.91%	7.96%	5.15%
Seeks investment results, before fees and expenses, that track the performance of the S&P SmallCap 600® Value Index (the “Index”).	ProFund VP Small-Cap Value Advised by: ProFund Advisors LLC	1.78%	-	1.78%	12.94%	9.51%	6.36%
Seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Russell 2000® Index (the “Index”).	ProFund VP UltraSmall-Cap Advised by: ProFund Advisors LLC	1.90%	-	1.90%	22.43%	7.83%	5.49%
Seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (1.25x) the daily price movement of the 30-Year U.S. Treasury Bond (the “Long Bond”).	ProFund VP U.S. Government Plus Advised by: ProFund Advisors LLC	1.48%	-	1.48%	0.04%	-5.04%	0.27%
Seeks investment results, before fees and expenses, that track the performance of the S&P Utilities Select Sector Index (the “Index”).	ProFund VP Utilities Advised by: ProFund Advisors LLC	1.78%	-	1.78%	-8.59%	4.76%	6.89%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Transamerica Aegon Bond VP – Service Class Sub-Advised by: Pacific Investment Management Company LLC	0.78%	-	0.78%	6.18%	0.73%	1.44%
Seeks total return, consisting of current income and capital appreciation.	Transamerica Aegon Core Bond VP - Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.75%	-	0.75%	5.78%	1.06%	1.60%
Seeks a high level of current income by investing in high-yield debt securities.	Transamerica Aegon High Yield Bond VP - Service Class Sub-Advised by: Aegon USA Investment Management, LLC	0.90%	-	0.90%	10.87%	4.47%	4.00%
Seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation.	Transamerica Aegon Sustainable Equity Income VP - Service Class Sub-Advised by: Aegon Asset Management UK plc (“AAM”)	0.98%	-	0.98%	6.00%	5.44%	5.13%
Seeks to provide as high a level of total return as is consistent with prudent investment strategies.	Transamerica Aegon U.S. Government Securities VP - Service Class Sub-Advised by: Aegon USA Investment Management, LLC	0.83%	-	0.83%	3.69%	0.25%	0.79%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Transamerica BlackRock Government Money Market VP - Service Class(2) Sub-Advised by: BlackRock Investment Management, LLC	0.54%	-	0.54%	4.66%	1.58%	0.87%
Seeks current income and preservation of capital.	Transamerica BlackRock iShares Active Asset Allocation - Conservative VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.92%	-	0.92%	9.96%	3.16%	2.79%

PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Returns (as of 12/31/22)
					1 year	5 years	10 years
Seeks capital appreciation and current income.	Transamerica BlackRock iShares Active Asset Allocation - Moderate VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.88%	-	0.88%	13.37%	3.15%	2.73%
Seeks capital appreciation with current income as secondary objective.	Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.91%	-	0.91%	17.62%	2.43%	2.30%
Investment Objective:Seeks capital appreciation and income.	Transamerica BlackRock iShares Dynamic Allocation - Balanced VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.89%	-	0.89%	12.66%	3.61%	3.01%
Seeks capital appreciation and income.	Transamerica BlackRock iShares Dynamic Allocation - Moderate Growth VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.89%	-	0.89%	17.28%	4.96%	3.63%
Seeks capital appreciation and current income.	Transamerica BlackRock iShares Edge 40 VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.71%	-	0.71%	9.07%	4.46%	3.37%
Seeks a combination of capital appreciation and income.	Transamerica BlackRock iShares Tactical - Balanced VP - Service Class(3) Sub-Advised by: Pacific Investment Management Company LLC	0.89%	-	0.89%	10.66%	4.27%	3.59%
Seeks a combination of capital appreciation and income.	Transamerica BlackRock iShares Tactical - Conservative VP - Service Class(4) Sub-Advised by: Pacific Investment Management Company LLC	0.92%	-	0.92%	7.24%	3.61%	3.40%
Seeks a combination of capital appreciation and income.	Transamerica BlackRock iShares Tactical - Growth VP - Service Class(5) Sub-Advised by: Pacific Investment Management Company LLC	0.93%	-	0.93%	13.94%	6.23%	4.44%
Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.	Transamerica BlackRock Real Estate Securities VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	1.15%	-	1.15%	13.15%	4.85%	3.59%
Seeks capital appreciation with current income as secondary objective.	Transamerica BlackRock Tactical Allocation VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	1.02%	-	1.02%	14.88%	6.54%	4.90%
Seeks to balance capital appreciation and income.	Transamerica Goldman Sachs Managed Risk - Balanced ETF VP - Service Class Sub-Advised by: Milliman Financial Risk Management LLC	0.64%	-	0.64%	13.20%	5.04%	3.97%

PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Returns (as of 12/31/22)
					1 year	5 years	10 years
Seeks current income and preservation of capital.	Transamerica Goldman Sachs Managed Risk - Conservative ETF VP - Service Class Sub-Advised by: Milliman Financial Risk Management LLC	0.66%	-	0.66%	10.59%	3.35%	3.22%
Seeks capital appreciation as a primary objective and income as a secondary objective.	Transamerica Goldman Sachs Managed Risk - Growth ETF VP - Service Class Sub-Advised by: Milliman Financial Risk Management LLC	0.67%	-	0.67%	17.68%	7.38%	5.13%
Seeks capital growth.	Transamerica International Focus VP - Service Class Sub-Advised by: Epoch Investment Partners, Inc.	1.10%	-	1.10%	12.27%	8.75%	4.09%
Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Transamerica Janus Balanced VP - Service Class Sub-Advised by: Janus Henderson Investors US LLC	0.99%	-	0.99%	15.01%	9.00%	7.27%
Seeks long-term capital appreciation.	Transamerica Janus Mid-Cap Growth VP - Service Class Sub-Advised by: Janus Henderson Investors US LLC	1.11%	-	1.11%	16.80%	12.97%	7.98%
Seeks current income and preservation of capital.	Transamerica JPMorgan Asset Allocation - Conservative VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.99%	-	0.99%	6.83%	3.76%	3.04%
Seeks long-term capital appreciation.	Transamerica JPMorgan Asset Allocation - Growth VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	1.11%	-	1.11%	20.00%	11.61%	7.40%
Seeks capital appreciation and current income.	Transamerica JPMorgan Asset Allocation - Moderate VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	1.02%	-	1.02%	8.86%	5.31%	4.13%
Seeks capital appreciation with current income as a secondary objective.	Transamerica JPMorgan Asset Allocation - Moderate Growth VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	1.08%	-	1.08%	11.93%	7.59%	5.41%
Seeks to earn a total return modestly in excess of the total return performance of the S&P 500® (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500®.	Transamerica JPMorgan Enhanced Index VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.87%	-	0.87%	27.39%	16.10%	11.67%
Seeks capital appreciation with current income as a secondary objective.	Transamerica JPMorgan International Moderate Growth VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	1.14%	-	1.14%	8.70%	5.68%	3.33%

PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Returns (as of 12/31/22)
					1 year	5 years	10 years
Seeks current income and preservation of capital.	Transamerica JPMorgan Tactical Allocation VP - Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	1.02%	-	1.02%	8.57%	3.90%	3.44%
Seeks capital appreciation.	Transamerica Market Participation Strategy VP - Service Class Sub-Advised by: PGIM Quantitative Solutions LLC	0.98%	-	0.98%	11.55%	9.06%	6.12%
Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stock, bonds and money market instruments.	Transamerica Multi-Managed Balanced VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc. and Aegon USA Investment Management, LLC	0.89%	-	0.89%	18.44%	10.16%	7.75%
Seeks to maximize total return.	Transamerica Small/Mid Cap Value VP – Service Class Sub-Advised by: Systematic Financial Management L.P. & Thompson, Siegel & Walmsley LLC	1.07%	-	1.07%	12.15%	11.19%	7.88%
Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.	Transamerica T. Rowe Price Small Cap VP – Service Class Sub-Advised by: T. Rowe Price Associates, Inc.	1.09%	-	1.09%	20.88%	11.15%	8.74%
Seeks to maximize long-term growth.	Transamerica WMC US Growth VP – Service Class(6) Sub-Advised by: Wellington Management Company, LLP	0.91%	-	0.91%	41.72%	17.45%	13.31%
(1)
Some Subaccounts may be available for certain policies and may not be available for all policies. You should work with your registered representative to decide which Subaccount(s) may be appropriate for you based on a thorough analysis of your particular insurance needs; financial objectives; investment goals; time horizons; and risk tolerance.
(2)
There can be no assurance any money market portfolio offered under this Policy will be able to maintain a stable net asset value per share during extended periods of low interest rates, and partly as a result of Policy charges, the yield on the money market Subaccounts may become extremely low and possibly negative.
(3)
Effective on or about May 1, 2024 Transamerica PIMCO Tactical - Balanced VP was renamed Transamerica BlackRock iShares Tactical - Balanced VP and the sub-advisor was changed to BlackRock Investment Management, LLC.
(4)
Effective on or about May 1, 2024 Transamerica PIMCO Tactical - Conservative VP was renamed Transamerica BlackRock iShares Tactical - Conservative VP and the sub-advisor was changed to BlackRock Investment Management, LLC.
(5)
Effective on or about May 1, 2024 Transamerica PIMCO Tactical - Growth VP was renamed Transamerica BlackRock iShares Tactical - Balanced VP and the sub-advisor was changed to BlackRock Investment Management, LLC.
(6)
Effective on or about May 1, 2023 Transamerica Morgan Stanley Capital Growth VP was substituted with Transamerica WMC US Growth VP. The sub-advisor of the acquiring fund is Wellington Management Company, LLP..
NOTE: All underlying fund portfolios in the Transamerica Series Trust are advised by Transamerica Asset Management. The entities listed are the sub-advisors unless otherwise indicated.
CLOSED INVESTMENT OPTIONS:
Effective open of business September 17, 2012, the following Subaccount is closed to new investments:

PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Returns (as of 12/31/22)
					1 year	5 years	10 years
Capital appreciation with a secondary goal of income.	Franklin Allocation VIP Fund - Class 4(1) Advised by Franklin Templeton Services, LLC	0.93%	0.15%	1.08%	14.61%	7.57%	4.75%

The Prospectus and Statement of Additional Information (SAI) include additional information. The Prospectus and SAI which have the same effective date as this summary prospectus are incorporated by reference as amended or supplemented. The Prospectus and SAI are available without charge upon request. For a free copy call us at (800)851-9777 or write us at:
Transamerica Life Insurance Company
6400 C Street S.W.
Cedar Rapids, IA 52499
Reports and other information about the Separate Account are available on the SEC’s website at sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier No. is #C000223532